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                                                                    EXHIBIT 10.8

            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This Second Amended and Restated Registration Rights Agreement (this "Agreement") is made as of January __, 2000 (the "Effective Date"), by and among DPEC, INC., an Ohio corporation (the "Company"), and RIVER CITIES CAPITAL FUND II LIMITED PARTNERSHIP, a Delaware limited partnership ("River Cities"), JG FUNDING, LLC, a Kentucky limited liability company ("JG"), SAUNDERS CAPITAL GROUP, LLC, a Kentucky limited liability company ("Saunders"), and IRVING W. BAILEY II, an individual ("Bailey") (River Cities, JG, Saunders and Bailey are hereinafter sometimes referred to individually as an "Investor" and collectively as the "Investors").


                              W I T N E S S E T H:

         WHEREAS, the Company has issued to one or more of the Investors shares of Series C Convertible Preferred Stock, no par value per share of the Company (the "Series C Preferred Stock"), shares of Series B Convertible Preferred Stock, no par value per share of the Company (the "Series B Preferred Stock"), shares of Senior Convertible Preferred Stock, no par value of the Company (the "Senior Convertible Preferred Stock") (the Senior Convertible Preferred Stock, Series B Preferred Stock and Series C Convertible Preferred Stock are hereinafter sometimes referred to, collectively, as the "Preferred Stock") and a warrant to acquire shares of Common Stock, no par value of the Company (the "Warrant");

         WHEREAS, the parties to this Agreement also are parties to that certain Series C Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company issued the Series C Preferred Stock and the Warrant;

         WHEREAS, the Company and the Investors are parties to that certain Amended and Restated Registration Rights Agreement dated August 27, 1999 (the "Prior Registration Rights Agreement"); and

         WHEREAS, the Company and the Investors desire by this Agreement to amend and restate the Prior Registration Rights Agreement for the purpose of adding to the definition of "Registrable Securities" the Series C Preferred Stock, the Warrant, the Common Stock issuable upon the conversion of the Series C Preferred Stock and the Common Stock issuable upon exercise of the Warrant;

         NOW, THEREFORE, in consideration of the recitals, the mutual covenants and agreements herein contained and the issuance and purchase of the Preferred Stock and the Warrant, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

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         1.       REGISTRATION OF SECURITIES.

                  1.1 REGISTRATION BY THE COMPANY. If at any time or from time to time the Company proposes to file on its behalf a registration statement under the Securities Act of 1933, as amended (the "Securities
Act"), with respect to its Common Stock, other than a registration that has been initiated at the request of the holders of Registrable Securities (as defined below) pursuant to Section 1.2 or that has been initiated at the request of the holders of securities (other than Registrable Securities) of the Company who have been granted registration rights by the Company which are similar to the rights set forth in Section 1.2, the Company shall in each case give written notice at least thirty (30) days before the anticipated filing date to the Investors and each other holder of shares of Preferred Stock or of shares of Common Stock previously acquired by the conversion of Preferred Stock or the exercise of the Warrant ("Registrable Securities").
The notice shall offer to include in the filing, subject to reduction as provided below, the number of Registrable Securities held by such holder. If a holder desires to have any of its Registrable Securities registered under this Section 1.1, it shall advise the Company in writing within ten (10) days after receiving the Company's notice, setting forth the number of Registrable Securities for which registration is requested. In connection with any registration of any of the Registrable Securities pursuant to this Section 1.1, the Company shall pay all expenses of the registration and the related offering, including, without limitation, any and all special audits, legal and accounting fees and disbursements (including reasonable fees and disbursements of one legal counsel designated to represent all holders of Registrable Securities and selected by the holders of a majority of the Registrable Securities being registered), blue sky fees and expenses, printing costs and related disbursements arising out of the preparation, filing, amending and supplementing of the registration statement, but not including brokers' and underwriters' discounts and commissions which shall be paid by the holders of the Registrable Securities being registered. Neither the delivery of the notice by the Company nor the request by the holders of Registrable Securities shall in any way obligate the Company to file a registration statement and, notwithstanding such filing, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement relates without liability to any holder of Registrable Securities. No registration of any of the Registrable Securities effected under this Section 1.1 shall relieve the Company of its obligation to effect registration of any of the Registrable Securities upon the request of a holder pursuant to the provisions of Section
1.2 below.

         If the managing underwriter of an underwritten registration under this
Section 1.1 gives the Company its written opinion that the total number of securities proposed or requested to be included in the registration exceeds the number of securities that can be sold without adversely affecting the marketing of the securities, the Company shall be entitled to limit the number of securities to be included in the registration and shall include the securities in the registration in the following order of priority: first, all securities the Company proposes to sell; second, to the extent of any balance, up to the full number of securities requested to be included in the registration by the holders of Registrable Securities and by other holders of the Company's securities who have been granted registration rights by the Company (allocated pro rata among each such holder on the basis of the


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

number of such securities owned by all such holders); and third, to the extent of any balance but only if permitted by the Company, up to the full number of any other securities requested to be included by other holders of securities (allocated among such holders in such proportions as the Company and such holders may agree). In the event that the managing underwriter advises the Company that an underwriters' overallotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration and, if necessary, the overallotment portion of such registration.

                  1.2 REGISTRATION AT THE HOLDERS' REQUEST. At any time after the earlier of (i) an initial public offering of the Common Stock or
(ii) September 14, 2003, the holders of a majority of the Registrable Securities may request in writing that the Company effect the registration under the Securities Act of any of the holders' shares of Registrable Securities. The request shall specify the intended method or methods of disposition of such Registrable Securities (including, if the proposed offering is to be an underwritten offering, the managing underwriter or underwriters thereof which underwriter shall be acceptable to the Company). Upon receiving the request of the holders of the Registrable Securities, the Company shall promptly notify any other holders of Registrable Securities of the request and shall permit such holders to request that their Registrable Securities also be included in such registration. If such a holder desires to have any of its Registrable Securities registered under this Section 1.2, it shall advise the Company in writing within ten (10) days after receiving the Company's notice, setting forth the number of Registrable Securities for which registration is requested. Thereafter, the Company shall expeditiously prepare and file a registration statement with respect to, and use its best efforts to effect the registration under the Securities Act of, the Registrable Securities specified in the holders' request; provided, however, that, (i) in the case of any registration pursuant to this Section 1.2 which is an underwritten offering, the Company shall have the right to postpone such registration for up to sixty (60) days on the advice of the managing underwriter thereof; and (ii) no more than two registrations pursuant to this
Section 1.2 will be effected by the Company.

         If at any time the holders of a majority of the Registrable Securities request registration of any of their Registrable Securities pursuant to this
Section 1.2, the Company shall have the option, exercisable within ten (10) days of the date of the holders' request, to purchase the Registrable Securities requested to be registered at the average closing sale price of the Common Stock, as reported on the applicable exchange or other market on which the Common Stock is traded or quoted, during the period from the date of the request through the date the Company exercises its option to purchase; provided, however, that if the Common Stock is not traded or quoted on an exchange or other market, the purchase price shall be the fair market value of the Registrable Securities as determined in accordance with the provisions of paragraph (B)(5) of Article FOURTH of the Company's Articles of Incorporation, as amended. The Company shall pay to such holders the purchase price for the Registrable Securities and the holders shall tender to the Company certificate(s) representing the Registrable Securities sold, within sixty (60) days of the exercise of the option.


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

         Any registration of Registrable Securities requested by the holders pursuant to the provisions of this Section 1.2 which, for any reason (other than by reason of the fault of the Company) shall not become effective within ninety
(90) days after its filing with the Commission, may be terminated by the Company. Any such registration which is so terminated by the Company shall, nonetheless, be deemed to be a registration under this Section.

         In connection with the registration of the Registrable Securities pursuant to this Section 1.2, the Company shall pay all expenses of such registration and the related offering, including, without limitation, any and all special audits, legal and accounting fees and disbursements (including fees and disbursements of legal counsel designated to represent all holders of the Registrable Securities and selected by the holders of a majority of the Registrable Securities being registered), blue sky fees and expenses, printing costs and related disbursements arising out of the preparation, filing, amending and supplementing of the registration statement, except for broker's and underwriter's discounts and commissions which shall be paid by the holders of the Registrable Securities being registered.

         If the managing underwriter of an underwritten registration under this
Section 1.2 gives the Company its written opinion that the total number of securities proposed or requested to be included in the registration exceeds the number of securities that can be sold without adversely affecting the marketing of the securities, the Company shall be entitled to limit the number of securities to be included in the registration and shall include the securities in the registration in the following order of priority: first, all Registrable Securities requested to be included in the registration by the holders thereof; second, to the extent of any balance, up to the full number of securities the Company proposes to sell; third, to the extent of any balance, up to the full number of other securities requested to be included in the registration by the holders of the Company's securities who have been granted registration rights by the Company (allocated pro rata among each such holder on the basis of the number of such securities owned by all such holders); and fourth, to the extent of any balance but only if permitted by the Company, up to the full number of any other securities requested to be included by other holders of securities (allocated among such holders in such proportions as the Company and such holders may agree). In the event that the managing underwriter advises the Company that an underwriters' overallotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration and, if necessary, the overallotment portion of such registration.

         Anything in this Section 1.2 to the contrary notwithstanding, if the Registrable Securities are included in any registration of any securities for sale by or on behalf of the Company, such registration shall not be deemed to be a registration for the purpose of this Section 1.2 but shall be deemed to be a registration pursuant to the provisions of Section 1.1 hereof; provided, however, that this paragraph shall not entitle the holders of Registrable Securities to more than two registrations pursuant to Section 1.2.


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

                  1.3 REGISTRATION GENERALLY. If and when the Company shall be required by the provisions of this Section 1 to effect the registration of Registrable Securities under the Securities Act, the Company shall, as expeditiously as possible:

                           1.3.1    prepare and file a registration statement
under the Securities Act on Form S-1, S-2 or S-3 (or on any other form for the general registration of securities) with respect to the Registrable Securities being registered, and use its best efforts to cause the registration statement to become effective; provided, however, that before filing the registration statement and any amendment or supplement thereto, the Company shall furnish to the holders of the Registrable Securities being registered or, if requested by such holders, to counsel selected by such holders, copies of all documents proposed to be filed, which documents shall be subject to the review and approval of such counsel, which approval shall not be unreasonably withheld or delayed;

                           1.3.2    prepare and file with the Securities and
Exchange Commission (the "Commission") such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective for a period of one hundred eighty (180) days from the effective date of the applicable registration statement or such shorter period agreed upon by the Company and the holders of a majority of the Registrable Securities being registered, and to comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the offer of the Registrable Securities covered by the registration statement during the period required for distribution of the Registrable Securities;

                           1.3.3    furnish to the holders of Registrable
Securities being registered such number of printed copies of the registration statement and of each amendment and supplement thereto, the prospectus included in the registration statement (including each preliminary prospectus and any summary prospectus), the documents incorporated by reference in the registration statement or prospectus and any other documents as such holders may reasonably request in order to facilitate the disposition of the Registrable Securities covered by the registration statement, in conformity with the requirements of the Securities Act;

                           1.3.4    use its best efforts to register or qualify
the Registrable Securities covered by the registration statement under the securities or blue sky laws in such jurisdictions within the United States as the holders may reasonably request; provided however, that the Company shall not be obligated to qualify its business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registrations;

                           1.3.5    furnish to the holders of the Registrable
Securities being registered and, in the case of any registration pursuant to
Section 1.2 which is an underwritten offering, to the managing underwriter thereof, a signed counterpart of customary closing documents including (A) an opinion of counsel for the Company, dated the effective date of the registration statement (or, in the case of any underwritten offering, the date of closing with the underwriters) and (B) a so-called


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

"cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities;

                           1.3.6    immediately notify the holders of the
Registrable Securities being registered at any time when a prospectus relating to the registration of the Registrable Securities is required to be delivered under the Securities Act (except where circumstances requiring such deliveries are within the knowledge or control of the holders) of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any holder prepare and furnish to the holder a reasonable number of copies of a supplement to or an amendment of the prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                           1.3.7    otherwise use its best efforts to comply
with the Securities Act, Exchange Act and all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                           1.3.8    use its best efforts to list the Registrable
Securities being registered on the securities exchange or securities association on which the Common Stock is then listed, and to provide, if appropriate, a transfer agent and registrar for the Registrable Securities not later than the effective date of such registration statement.

         If requested by the underwriters of any underwritten offering of the Registrable Securities, the Company and the holders of the Registrable Securities being registered shall enter into an underwriting agreement with the underwriters of the offering, such agreement to contain such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 1.5 hereof. If the Company at any time proposes to register any of its securities under the Securities Act, other than pursuant to a request made under Section 1.2 hereof, whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, the Company shall make reasonable efforts to arrange for the underwriters to include the Registrable Securities among those securities to be distributed by or through the underwriters.

         If an underwritten registration of the Company has been initiated at the request of the holders of securities (other than Registrable Securities) of the Company who have been granted registration rights by the Company which are similar to the rights set forth in Section 1.2 and if the managing underwriter gives the Company its written opinion that the total number of securities proposed or requested to be included in the registration exceeds the number of securities that can be sold without adversely affecting the marketing of the securities, the Company shall be entitled to limit the number of securities to be included in the registration and shall include the securities in the registration in the following order of priority: first, up to the sum of the full number of securities requested to be included in the registration by the holders who have requested the registration and the number of Registrable Securities requested to be included in the registration by the holders thereof (allocated pro rata among each such holder on the basis of the number of securities owned by all such holders); second, to the extent of any balance, up to the full number of securities the Company proposes to sell; and third, to the extent of any balance but only if permitted by the Company, up to the full number of any other securities requested to be included by other holders of securities (allocated among such holders in such proportions as the Company and such holder may agree). In the event that the managing underwriter advises the Company that an underwriter's overallotment option is necessary or advisable, the preceding priority shall apply to the determination of which securities are to be included in the primary portion of such registration and, if necessary, the overallotment portion of such registration.

         In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company shall give the holders of the Registrable Securities being registered and their underwriter, if any, and their counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto. The Company shall also give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the holders of a majority of the Registrable Securities being registered and the underwriter or counsel for such holders, to conduct a reasonable investigation within the meaning of the Securities Act prior to the effectiveness of the registration statement.

                  1.4 CONDITIONS TO REGISTRATION. The right of the holders to have Registrable Securities included in any registration statement filed by the Company in accordance with the provisions of this Section 1 shall be subject to the following conditions:

                           1.4.1    the holders shall furnish the Company in a
timely manner with all information required by the applicable rules and regulations of the Commission concerning the proposed method of sale or other disposition of the Registrable Securities, the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith, and such other information as may be reasonably required by the Company to prepare and file such registration statement in accordance with applicable provisions of the Securities Act;


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

                           1.4.2    if the holders desire to sell and distribute
the Registrable Securities over a period of time, or from time to time, at then prevailing market prices, then the holders shall execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act and the Exchange Act;

                           1.4.3    in the case of any underwritten offering on
behalf of the holders of Registrable Securities pursuant to the provisions of
Section 1.2 hereof, the managing underwriters shall be subject to the approval of the Company, such approval not to be unreasonably withheld or delayed; and

                           1.4.4    in the case of a filing involving Common
Stock which has not yet been acquired by the conversion of Preferred Stock, the holder shall complete the conversion of its Preferred Stock into such Common Stock by the effective date of the registration statement.

                  1.5 INDEMNIFICATION. In the event of the registration of any of the Registrable Securities under the Securities Act pursuant to the provisions hereof, the Company shall, to the extent permitted by law, indemnify and hold harmless the holders of such Registrable Securities, their respective partners, directors, officers, agents, and any underwriters, and each other person, if any, who controls or is controlled by such holders or any such underwriters within the meaning of the Securities Act (each such person being hereinafter sometimes referred to as an "indemnified person"), against any losses, claims, damages or liabilities, joint or several (collectively, the "Losses"), to which such indemnified person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the registration statement, any preliminary prospectus or final prospectus contained therein (as they may be amended or supplemented), or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall reimburse each indemnified person for any legal or other expenses reasonably incurred by the indemnified person (which shall be limited as provided in this Section 1.5) in connection with investigating or defending any Losses. However, the Company shall not be liable in any case to the extent that any Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the registration statement, preliminary prospectus or final prospectus (as they may be amended or supplemented) in reliance upon and in conformity with written information furnished to the Company by an indemnified person specifically stating that it is for use in preparation thereof or an indemnified person's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified person and shall survive the transfer of the Registrable
Securities by the holders.


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

         In the event of the registration of any holder's Registrable Securities under the Securities Act pursuant to the provisions hereof, the holder shall, to the extent permitted by law, indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signs the registration statement, each underwriter, broker and dealer, if any, who participates in the offering and sale of the Registrable Securities and each other person, if any, who controls or is controlled by the Company or any such underwriter, broker or dealer within the meaning of the Securities Act, against any Losses to which the Company, such director, officer, underwriter, broker or dealer or controlling or controlled person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the registration statement, any preliminary prospectus or final prospectus contained therein (as they may be amended or supplemented), or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated therein in reliance upon and in conformity with written information furnished to the Company by the holder of Registrable Securities specifically stating that it is for use in the preparation thereof. Such holder of Registrable Securities shall also reimburse the Company, each such director, officer, underwriter, broker, dealer and controlling or controlled person for any legal or other expenses reasonably incurred by the Company, such director, officer, underwriter, broker, dealer or controlling or controlled person in connection with investigating or defending any such Losses.

         Each party entitled to indemnification under this Section 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnifying Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 1.5 (except and to the extent the Indemnifying Party has been materially prejudiced as a consequence thereof). The Indemnifying Party shall be entitled to participate in, and if it provides written notice to the Indemnified Party promptly after receiving the notice from the Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom with counsel reasonably satisfactory to the Indemnified Party; provided, that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be a conflict of interest in counsel representing both the Indemnifying Party and the Indemnified Party, the Indemnified Party or Parties shall have the right to select one separate counsel on behalf of all of the Indemnified Party or Parties and the reasonable fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         The amount paid or payable by an Indemnifying Party as a result of the Losses (or actions in respect thereof) referred to above in this Section 1.5 or
Section 1.6 hereof shall include any legal or other expenses reasonably incurred by the Indemnified Party in connection with investigating or defending any such action or claim (which shall be limited as provided in this Section 1.5). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Indemnification similar to that specified in the preceding provisions of this Section 1.5 (with appropriate modifications) shall be given by the Company to the holders of Registrable Securities being registered and by such holders to the Company with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

         In the event of any underwritten offering of the Registrable Securities under the Securities Act pursuant to the provisions of this Section 1, the Company and the holders thereof agree to enter into an underwriting agreement, in standard form, with the underwriters, which underwriting agreement may contain provisions with respect to indemnification different from those set forth in this Section 1.5, but this Agreement shall govern as between the Company and such holders.

                  1.6 EXCHANGE ACT REGISTRATION. The Company covenants and agrees that until such time as a holder no longer holds any of the Registrable Securities:

                           1.6.1    subsequent to any registration of Common
Stock under the Securities Act, the Company shall, if required by law, maintain an effective registration statement (containing such information and documents as the Commission shall specify) with respect to the Common Stock under Section 12(g) of the Exchange Act and shall file on time such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g);

                           1.6.2    the Company shall, if a registration
statement with respect to the shares of the Company under Section 12(b) or
Section 12(g) of the Exchange Act is, or is required to be maintained, effective, upon the request of the holder, make whatever other filings with the Commission or otherwise make generally available to the public such financial and other information as may be reasonably necessary in order to enable the holder to be permitted to sell its Registrable Securities pursuant to the provisions of Rule 144 promulgated under the Securities Act (or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144) if otherwise available; and


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

                           1.6.3    upon the reasonable request of the holder,
the Company shall deliver to the holder a written statement as to whether the Company has complied with the requirements of this Section 1.6.

         The Company represents and warrants that the registration statement or any information, documents or reports filed with the Commission and incorporated by reference therein shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading. The Company agrees to indemnify and hold harmless (or, to the extent the same is not enforceable, make contribution to) the holders of Registrable Securities being registered, their respective partners, officers, directors and agents, each broker, dealer or underwriter (within the meaning of the Securities Act) acting for such holders in connection with any offering or sale by such holders of Registrable Securities or any person, firm or corporation controlling or controlled by (within the meaning of the Securities Act) any such holder and any such broker, dealer or underwriter from and against any and all Losses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 1.5 hereof; provided, however, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the registration statement, document or report in reliance upon filings made by any such holder under the Exchange Act and in conformity with written information furnished to the Company by any such holder specifically stating that it is for use in the preparation thereof; provided, further, that the Company shall be given written notice and an opportunity to participate in, and, to the extent that it may wish, to assume on terms and conditions comparable to those set forth in Section
1.5 hereof, the defense thereof.

                  1.7 LIMITATION ON REGISTRATION RIGHTS OF OTHERS. The Company covenants and agrees that, so long as there are any shares of Registrable Securities in respect of which any of the rights of registration provided for in this Section 1 shall continue, the Company shall not, directly or indirectly, without the prior written consent of the holders of a majority of such Registrable Securities, which consent shall not be unreasonably withheld or delayed, grant at any time after the date hereof to any person or agree to or otherwise become obligated in respect of any rights of registration of securities of the Company which are either (i) more favorable than, or (ii) in the nature or substantially in the nature of, the rights of registration of the holders of Registrable Securities pursuant to Sections 1.1 or 1.2 hereof; provided, however, that the consent of the holders of Registrable Securities shall not be required with regard to (ii) above if such rights of registration are being offered to a holder of securities of the Company who purchased such securities for a price per share equal to or greater than the then applicable Conversion Price (as defined in the Company's Articles of Incorporation, as amended) per share of the shares of Series B Preferred Stock issued to the Investors on the Effective Date.

                  1.8 EXCEPTION TO REGISTRATION. The Company shall not be required to effect a registration of Registrable Securities under this Agreement if (i) the Registrable Securities have been previously sold pursuant to a registration under the Securities Act, (ii) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the holders of a majority of Registrable Securities, the holder may sell without registration under the Securities Act substantially all of the Registrable Securities for which it requested registration under the provisions of the Securities Act and in the manner and in the quantity in which the Registrable Securities were proposed to be sold or (iii) the Company shall have obtained from the Commission a "no-action" letter to that effect; provided that this Section 1.8 shall not apply to sales made under Rule 144(k) or any successor rule promulgated by the Commission until two years after the effective date of the Company's initial registration of shares under the Securities Act.

                  1.9 HOLDBACK OBLIGATIONS. Each holder of Registrable Securities agrees not to make, during the seven days prior to and the 90 days after the effective date of an underwritten registration by the Company, any public sale or distribution of any of its Registrable Securities (except as part of the underwritten registration or pursuant to a registration on Form S-8 or any successor or comparable forms), including a sale pursuant to Rule 144, unless the managing underwriter agrees otherwise. The Company agrees not to make any public sale or distribution of any of its equity securities or any securities convertible into or exchangeable or exercisable for any of its equity securities, including a sale under Regulation D of the Securities Act or under any other exemption of the Securities Act (except as part of the underwritten registration or pursuant to a registration on Form S-4, Form S-8 or any successor or comparable forms), during the seven days prior to and the 90 days after the effective date of any underwritten registration by the Company, unless the managing underwriter agrees otherwise. The Company also agrees to use reasonable efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities or any securities convertible into or exchangeable or exercisable for any of its equity securities, purchased from the Company at any time on or after the date of this Agreement (other than pursuant to a registration), and shall cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of its equity securities who is selling securities pursuant to an underwritten registration, to agree not to make any public sale or distribution of those securities, including a sale pursuant to Rule 144 (except as part of the underwritten registration or pursuant to a registration on Form S-8 or any successor or comparable forms), during the seven days prior to and the 90 days after the effective date of the registration, unless the managing underwriter agrees otherwise. Notwithstanding anything to the contrary herein, this Section 1.9 shall not apply to any of the Investors, or their partners, members or shareholders.

         2. SPECIFIC PERFORMANCE. The Company recognizes that the rights of the holders of Registrable Securities under this Agreement are unique and, accordingly, the holders shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any right of the holders of Registrable Securities which may exist apart from this Agreement.

         3. EXPENSES. Pursuant to Section 23 of the Purchase Agreement, the Company shall pay all expenses incident to the performance or enforcement of this Agreement, including all fees and expenses of counsel for all activities undertaken pursuant to this Agreement, except as otherwise provided in Section 1 hereof.

         4. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be (i) mailed by first class or express mail, postage prepaid, (ii) sent by telex, telegram, telecopy or other similar form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (iii) personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered as follows:

              If to the Company:      DPEC, Inc.
                                      851 West Third Street
                                      Building 3
                                      Columbus, Ohio 43212
                                      Attn:  Carol A. Clark

              with a copy to:         Vorys, Sater, Seymour and Pease LLP
                                      52 East Gay Street
                                      Columbus, Ohio 43215
                                      Attn:  Michael A.  Cline, Esq.

              If to the Investors
              or other holder
              of Registrable
              Securities:             River Cities Capital Fund II Limited
                                      Partnership
                                      221 East Fourth Street, Suite 1900
                                      Cincinnati, Ohio 45202
                                      Attn: Murray R. Wilson

                                      JG Funding, LLC
                                      1850 National City Tower
                                      101 South Fifth Street
                                      Louisville, Kentucky 40202
                                      Attn: David Jones, Jr.

                                      Saunders Capital Group, LLC
                                      1850 National City Tower
                                      101 South Fifth Street
                                      Louisville, Kentucky 40202
                                      Attn: Robert S. Saunders

                                      Irving W. Bailey II
                                      c/o Bailey Capital Corporation
                                      205 Worth Avenue, Suite 201
                                      Palm Beach, Florida 33480

              with a copy to:         Graydon, Head & Ritchey
                                      1900 Fifth Third Center
                                      511 Walnut Street
                                      Cincinnati, Ohio 45202
                                      Attn: Michael A. Hirschfeld, Esq.

or to such other person(s) or address(es) as the addressee shall have furnished to the sender in writing.

         Any notice so addressed and mailed shall be deemed to be given when so mailed. Any notice so sent by rapid transmission shall be deemed to be given when receipt of such transmission is acknowledged, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, an authorized officer of the party to whom it is given.

         5. ENTIRE AGREEMENT. The parties hereto agree that this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings as between them as to such subject matter. There are no restrictions, agreements or arrangements, oral or written, between the parties relating to the subject matter hereof which are not fully expressed or referred to herein.

         6. WAIVERS AND FURTHER AGREEMENTS. No waiver of any breach of any term or condition of this Agreement shall operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further actions as the other parties may reasonably require in order to effectuate the terms and purposes of this Agreement.

         7. AMENDMENTS. This Agreement may not be amended nor shall any waiver, change, modification, consent or discharge be effected except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

         8. ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Investors and their successors and permitted assigns and, provided that any transaction entered into by the Company is in accordance with Section 10.8 of the Purchase Agreement, this Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and permitted assigns.

         9. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, such circumstance shall not have the effect of rendering the provision or provisions in question, invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

         10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and in pleadings or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         11. SECTION HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         12. PLURALS. Whenever used herein, the singular number shall include the plural and the plural shall include the singular.

         13. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

         14. TERMINATION OF THE PRIOR REGISTRATION RIGHTS AGREEMENT. The Prior Registration Rights Agreement is hereby terminated and shall be of no further force or effect.

         IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of the date first above written.

                                              DPEC, INC.


                                              By:  /s/ Carol A. Clark
                                                 -------------------------------
                                                     Carol A. Clark,
                                                     President


                                              RIVER CITIES CAPITAL FUND II
                                              LIMITED PARTNERSHIP


                                              By: /s/ Edwin T. Robinson
                                                 ------------------------------
                                                   Edwin T. Robinson, President
                                                   of Mayson, Inc., the General
                                                   Partner of River Cities
                                                   Capital Fund II Limited
                                                   Partnership

                                              JG FUNDING, LLC


                                              By:  /s/ David Jones, Jr.
                                                 -------------------------------
                                                       David Jones, Jr., Manager
                                                       of Chrysalis Ventures,
                                                       LLC, the Manager of JG
                                                       Funding, LLC


                                              SAUNDERS CAPITAL GROUP, LLC


                                              By: /s/ Robert S. Saunders
                                                 -------------------------------
                                                      Robert S. Saunders,
                                                      Manager


                                              /s/Irving W. Bailey II
                                              ----------------------------------
                                              Irving W. Bailey II